DR. EMMA C. CHAPPELL
                                                   FOUNDER, CHAIRMAN, PRESIDENT
                                                   & CHIEF EXECUTIVE OFFICER



                                       URGENT
                            IMMEDIATE RESPONSE REQUESTED


May 14, 1999


Dear Shareholder:

On behalf of the Board of Directors and management, I am pleased to invite you to the 1999 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Friday, June 11, 1999, at 10:00 a.m. at the Federal Reserve Bank of Philadelphia, 100 North 6th Street, Philadelphia, PA. Accompanying this letter are a Notice of Meeting, a Proxy Statement and a proxy form admission ticket.

I URGE YOU TO READ THE ENCLOSED MATERIAL CAREFULLY AND TO COMPLETE, SIGN AND MAIL PROMPTLY THE PROXY FORM CONTAINED WITH THIS LETTER SO THAT YOUR VOTE WILL BE COUNTED. A SELF-ADDRESSED STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

The officers, directors and staff of United Bank sincerely appreciate your continuing support.

Sincerely,



 /s/  Emma C. Chappell
-------------------------
Dr. Emma C. Chappell

[ LOGO ]


                             UNITED BANCSHARES, INC.
                                714 MARKET STREET
                             PHILADELPHIA, PA 19106

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 11, 1999

                                 --------------


Dear Shareholders,

    The Annual Meeting of the Shareholders of United Bancshares, Inc. ("UBS") will be held at 10:00 a.m., local time, on Friday, June 11, 1999 at the Federal Reserve Bank of Philadelphia, 10 Independence Place, Philadelphia, Pennsylvania 19106, for the following purposes:

      1. To re-elect three Class D directors to serve until the expiration of their four year term.

      2. To  ratify  the   appointment  of  Grant  Thornton  LLP  as
         independent auditors for the 1998 fiscal year.

      3. To ratify the establishment of a class of common stock without voting rights.

      4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.


                                By Order of the Board of Directors

                                WILLIAM B. MOORE, Secretary

May 14, 1999

                             UNITED BANCSHARES, INC.
                                714 MARKET STREET
                             PHILADELPHIA, PA 19106


                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 11, 1999

                               -------------------
                                 PROXY STATEMENT
                               -------------------

     The enclosed proxy is solicited by and on behalf of the Board of Directors of United Bancshares, Inc. ("UBS"). All costs of solicitation, (including printing and mailing of this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by UBS. In addition to the solicitation of proxies by mail, officers and employees of UBS may solicit in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting materials to their principals.

     All shareholders of UBS Common Stock of record as of the end of business on April 30, 1999, are entitled to vote at the meeting or any adjourned session. Each share is entitled to one vote. As of the date upon which the enclosed proxy was mailed, there were issued and outstanding approximately 913,490 shares of UBS Common Stock. This Proxy Statement was mailed to the shareholders of UBS on or about May 14, 1999.

    At the Annual Meeting, the shareholders of UBS are being asked to consider and vote upon (i) the election of three Class D Directors to serve for a term of four years and until their successors are elected and qualified, (ii) the ratification of independent auditors for UBS; and (iii) the ratification of the establishment of a class of non-voting common stock.

    Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote for management's slate of Directors, and all proposals as recommended by the Board of Directors. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice to the Secretary of UBS, or by voting in person at the meeting. The mailing address of UBS is 714 Market Street, Philadelphia, Pennsylvania 19106.

    SHAREHOLDERS WHO NEED DIRECTIONS TO THE LOCATION OF THE ANNUAL MEETING SHOULD CALL 215-829-2265 BETWEEN THE HOURS OF 8:30 A.M. AND 4:30 P.M., LOCAL TIME, ON ANY BUSINESS DAY.

    A copy of UBS's Annual Report for the year ended December 31, 1998, including financial statements, is being distributed to each shareholder with this Proxy Statement.

                            1. ELECTION OF DIRECTORS.

     The Board of Directors of UBS has nominated the three persons listed below for election as Class D directors, each to hold office until the expiration of their four year term and until his or her successor is elected and qualified:


                                                                           YEAR FIRST      TERM
                                    PRINCIPAL                                BECAME        WILL
       NAME                  AGE    OCCUPATION                              DIRECTOR      EXPIRE
       ----                  ---    ----------                              --------      ------

      Emma C. Chappell......  54    Chairman of the Board,                    1993         2003
                                    President and CEO of Registrant
                                    and United Bank of Philadelphia

      William B. Moore......  56    Secretary, United Bancshares, Inc.        1993         2003
                                    Pastor, Tenth Memorial Baptist Church,
                                    Philadelphia, PA

      S. Amos Brackeen......  80    Founder and Pastor,                       1993         2003
                                    Philippian Baptist Church
                                    of Philadelphia, PA



    If any such nominee is not available for election at the time of the meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend unless the number of directors serving on the Board is reduced. All nominees are currently Directors of UBS. Directors Chappell, Moore and Brackeen have served as directors since UBS's inception.

    On May 3, 1999, the nominees owned shares of UBS in the following amounts:
Emma C. Chappell (7,000 shares); William B. Moore (1,000 shares); and Reverend
S. Amos Brackeen (5,000 shares). On April 15, 1998, all directors and officers of UBS, as a group, owned approximately 8.31% of all of the outstanding shares of UBS.

    In addition to the nominees proposed above, the following persons will serve as Directors of UBS during the ensuing year:

                                                                          YEAR FIRST      TERM
                                          PRINCIPAL OCCUPATION               BECAME        WILL
       NAME                       AGE   AND OTHER DIRECTORSHIPS             DIRECTOR      EXPIRE
       ----                       ---   -----------------------             --------      ------


      James F. Bodine.......      77    Retired as Managing Partner,          1993         2002
                                        Urban Affairs Partnership
                                        Philadelphia, PA.

      Kemel G.  Dawkins.....      75    President, Kemrodco                   1993         2001
                                        Development and
                                        Construction Company, Inc.,
                                        President, Kem-Her
                                        Construction Company Inc.,
                                        Philadelphia, PA.

      L. Armstead Edwards...      56    Treasurer, United Bancshares, Inc.    1993         2000
                                        Owner and President,
                                        P.A.Z., Inc., Philadelphia, PA

      Marionette Y. Frazier..     54    Partner, John Frazier, Inc.           1996         2000
                                        Philadelphia, PA


                                                                          YEAR FIRST      TERM
                                          PRINCIPAL OCCUPATION               BECAME        WILL
       NAME                       AGE   AND OTHER DIRECTORSHIPS             DIRECTOR      EXPIRE
       ----                       ---   -----------------------             --------      ------




      William C. Green......      74    Co-founder, Ivy Leaf                  1993         2002
                                        Middle School,
                                        Philadelphia, PA

      Angela M. Huggins.....      58    President and CEO                     1993         2001
                                        RMS Technologies Inc. Foundation

      Ernest L. Wright......      70    Founder, President and                1993         2000
                                        CEO of Ernest L. Wright
                                        Construction Company
                                        Philadelphia, PA

    The proxy holders will have the right to vote for any or all of the named nominees or their substitutes, as the proxy holders deem best. If any nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the Directors remaining in office, though less than a quorum. Each Director so elected shall remain a Director until his or her successor is elected by the shareholders at the annual meeting of the shareholders at which members of the Directors' class are elected, or at any special meeting prior thereto called for such purpose.


                      BOARD MEETINGS AND COMMITTEES

    The Board of Directors of UBS, during the year ended December 31, 1998, held eleven meetings. The following Directors attended less than seventy-five percent (75%) of the board meetings of UBS held: NONE.

    The Board of UBS has a standing Human Resources Committee which is composed of the following Directors, a majority of whom are not "interested persons" of
UBS:

                      S. Amos Brackeen        Kemel G. Dawkins
                       James F. Bodine        William C. Green
                      Emma C. Chappell

    During the year ended December 31, 1998, the UBS Human Resources Committee held 2 meetings. The Committee is responsible principally for: (1) evaluating the performance of UBS's executive officers, and developing and approving the executive compensation plan (including base salary, customary insurance and other benefits, and incentives) for such officers; and (2) interviewing, evaluating and recommending to shareholders candidates for election to UBS's Board of Directors.

    The Committee will consider Director nominations recommended by shareholders. Such nominations can be made by submitting a written request for consideration of a candidate, including a resume, to Reverend S. Amos Brackeen, Chairman of the Human Resources Committee.

    The Board of UBS also has a standing audit committee for the purpose of interfacing with UBS's independent auditors and reviewing the internal controls of UBS consisting of the following board members:

                       James F. Bodine        Kemel G. Dawkins
                      Emma C. Chappell        William B. Moore

                          PRINCIPAL EXECUTIVE OFFICERS

              NAME                   AGE    OFFICE
              ----                   ---    ------

      Emma C. Chappell (1).........   54    Chairman, President and Chief
                                            Executive Officer

      James F. Bodine..............   77    Vice Chairman

      Reverend William B. Moore....   56    Secretary

      L. Armstead Edwards..........   56    Treasurer



                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS


                               COMPENSATION TABLE



      NAME OF INDIVIDUAL OR    CAPACITIES IN
      NUMBER IN GROUP          WHICH SERVED            1998 SALARY    1998 CASH BONUS    1998 OPTIONS
      ---------------          ------------            -----------    ---------------    ------------

      Emma C. Chappell         Chairman, President      $180,000          $18,000          29,694(1)
                               Chief Executive Officer


                                                      1997 SALARY     1997 CASH BONUS
                                                      -----------     ---------------
                                                       $162,000              $0

                                                      1996 SALARY     1996 CASH BONUS
                                                      -----------     ---------------

                                                       $162,000              $0
----------

(1) These options to purchase the UBS's Common Stock at $8.54 per share were issued in December 1998 to replace options that expired in 1998. The options have a five year term.


    Dr. Emma C. Chappell, Chairman of the Board and Chief Executive Officer of the Bank and UBS since its formation, receives a minimum annual salary of $150,000. A copy of the employment agreement entered into among Dr. Chappell, the Bank and UBS is incorporated herein by reference.

    One hundred thousand shares of the Bank's Common Stock are subject to a Long Term Incentive Compensation Plan (the "Plan") under which options to purchase the Bank's Common Stock may be granted to key employees of a price not less than the fair market value thereof at the date of the grant ("Options"), and Common Stock may be awarded as Restricted Stock, subject for a period of time to substantial risk of forfeiture and restrictions on disposition as determined by the Compensation Committee as of the date of the grant ("Restricted Stock"). Pursuant to the Plan, options are granted in tandem with Stock Appreciation Rights allowing the holder of an Option to surrender the Option and receive an amount equal to the appreciation in market value of a fixed number of shares of Common Stock from the date of the grant of the Option ("SARs"). SARs may be payable in Common Stock or cash or a combination of both. The Plan also allows the Compensation Committee to grant Performance Shares, which are contingent rights to receive, when certain performance criteria have been attained, amounts of Common Stock and cash determined by the Compensation Committee for such an award. Such rights are subject to forfeiture or reduction if performance goals specified are not met during the performance period. No such options, restricted stock or SARs were granted for 1998 performance.

     No deferred compensation, incentive compensation or any further compensation pursuant to any plan has been paid by the Bank, or will be paid by the Bank based on services rendered to the Bank to the date of this filing.

    At its annual meeting held May 6, 1994, the shareholders of the UBS approved the establishment of an Employee Stock Ownership Plan ("ESOP"). The ESOP has not been formally activated by the UBS. No purchases have been made pursuant to the ESOP.

    Directors of the Bank are compensated for each meeting attended in the amount of three hundred dollars fifty ($350) per Board meeting attended and one hundred fifty dollars ($150) for each committee meeting attended. Directors who are also salaried officers of the Bank receive no remuneration for their services as Directors. During the year ended December 31, 1998, the Bank paid Directors' fees to its "non-interested" Directors totaling $39,100. UBS has paid no director fees since its inception.


                            2. INDEPENDENT AUDITORS.

    The Board of Directors has selected Grant Thornton LLP as independent auditors to audit and certify consolidated financial statements of UBS for the year ending December 31, 1998 and to provide certain accounting services to UBS during 1998. Grant Thornton LLP has served in this capacity since October, 1997.

    A representative of Grant Thornton LLP will be present at the meeting if requested by a shareholder (either by telephone or in writing) in advance of the meeting. Such requests should be directed to the Secretary of UBS.


                                  REQUIRED VOTE

    An affirmative vote of a majority of the shares of UBS represented at the meeting will be required to ratify this appointment. The Board of Directors recommends a vote for this proposal.



                  3. RATIFICATION OF ESTABLISHMENT OF CLASS OF
                            NON-VOTING COMMON STOCK.

      On September 30, 1998 the Articles of Incorporation of UBS were amended, by filing of Articles of Amendment with the Commonwealth of Pennsylvania on September 30, 1998. Of the 2,000,000 shares of Common Stock authorized, 250,000 have been designated Class B Common Stock. As of March 31, 1999, 166,666 shares of Class B Common Stock were issued and outstanding.


                                  REQUIRED VOTE

      An affirmative vote of a majority of the shares of UBS represented at the meeting will be required to ratify the establishment of the Class B Common Stock. The Board of Directors recommends a vote for this proposal.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              OFFICERS AND DIRECTORS OF UNITED BANK OF PHILADELPHIA


                                   PRINCIPAL OCCUPATION                        YEAR FIRST
      NAME                  AGE    AND OTHER DIRECTORSHIPS                   BECAME DIRECTOR
      ----                  ---    -----------------------                   ---------------

      James F. Bodine.....  77     Retired as Managing                            1993
                                   Partner, Urban Affairs Partnership
                                   Philadelphia, PA

      S. Amos Brackeen....  80     Founder and Pastor,                            1993
                                   Philippian Baptist Church of
                                   Philadelphia, PA

      Emma C. Chappell....  54     Chairman of the Board,                         1993
                                   President and CEO of Registrant
                                   and United Bank of Philadelphia

      Kemel G. Dawkins....  75     President, Kemrodco                            1993
                                   Development and
                                   Construction Company, Inc.,
                                   President, Kem-Her
                                   Construction Company Inc.,
                                   Philadelphia, PA

      L. Armstead Edwards.. 56     Treasurer, United Bancshares, Inc.             1993
                                   Owner and President,
                                   P.A.Z., Inc.,
                                   Philadelphia., PA

      Marionette Y. Frazier 54     Partner, John Frazier, Inc.                    1996
                                   Philadelphia, PA

      William C. Green....  74     Co-founder, Ivy Leaf Middle School,            1993
                                   Philadelphia, PA

      Angela M. Huggins...  58     President and CEO                              1993
                                   RMS Technologies Inc. Foundation

      William B.  Moore...  56     Secretary, United Bancshares, Inc.             1993
                                   Pastor, Tenth Memorial Baptist Church,
                                   Philadelphia, PA

      Ernest L.  Wright...  70     Founder, President and CEO of                  1993
                                   Ernest L. Wright Construction Company
                                   Philadelphia, PA

     Each of these officers and directors are also officers and directors of UBS. See "Election of Directors."


                     LOANS TO OFFICERS AND DIRECTORS

    As of December 31, 1998, the Bank had loans to certain officers and directors and their affiliated interests in aggregate dollar amount of approximately $1,148,000. Such transactions are made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for other non-related party transactions.

                              4. OTHER INFORMATION.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding UBS's Common Stock owned by: (i) each person who is known by the Board of Directors of UBS to be the beneficial owner of more than 5% of UBS's outstanding Common Stock; (ii) each of UBS's Directors, nominees for Director and principal officers of UBS as a group:



                                                                        NUMBER OF SHARES AND
                                                                       THE PERCENTAGE OF EACH
                                                                           CLASS OF VOTING
          NAME AND ADDRESS                       COUNTRY OF CITIZENSHIP   SECURITIES OWNED
          ----------------                       ----------------------   ----------------

        Greater Philadelphia Urban Affairs
          Coalition, Inc.....................              USA             47,500 shares
        121 N. Broad Street, 6th Floor                                          5.20%
        Philadelphia, PA  19107-1906

        Philadelphia Municipal Retirement System           USA             71,667 shares
        2000 Two Penn Center                                                    7.84%
        Philadelphia, PA  19102

        First Union (CoreStates/Meridian BANCORP)          USA            133,333 shares
        900 Market Street, 2nd Floor                                           14.60%
        Wilmington, DE  19801


                       DIRECTORS AND OFFICERS OF THE BANK

                                         SHARES OF REGISTRANT'S COMMON STOCK
                                         -----------------------------------
          NAME                            BENEFICIALLY OWNED    PERCENTAGE
          ----                            ------------------    ----------
          James F. Bodine.................      10,833            1.19%
          S. Amos Brackeen................       5,000             .56%
          Emma C. Chappell (1)............       7,000             .77%
          Kemel G. Dawkins................       8,333             .91%
          L. Armstead Edwards.............      10,833            1.19%
          Marionette Y. Frazier...........       9,350            1.02%
          William C. Green (2)............      13,833            1.51%
          Angela M. Huggins...............       4,200             .46%
          William B. Moore................       1,000             .11%
          Ernest L. Wright................       5,000             .55%

               TOTAL......................      75,382            8.26%


----------

(1) Dr. Chappell also acts as Trustee of a voting trust agreement pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS with Dr. Chappell as Trustee, to be voted by Dr. Chappell pursuant to the terms of the Voting Trust. The term of the Voting Trust is ten years.

    Dr. Chappell acts as Trustee of a voting trust agreement pursuant to which NationsBank Corporation deposited 33,500 shares of Common Stock of UBS with Dr. Chappell as Trustee, to be voted by Dr. Chappell pursuant to the terms of the Voting Trust. The term of the Voting Trust is ten years.

    Dr. Chappell also owns options to purchase up to 29,694 shares of the common stock of UBS at a purchase price of $8.54 per share. This option was awarded in December, 1998 and remains in effect for a term of five years from that date.

(2) Owned jointly with Liller B. Green, his wife.

                                   LITIGATION

    No other material claims have been instituted or threatened by or against UBS or its affiliates other than in the normal course of business.


                                   ADJOURNMENT

    If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The Bank pays the costs of any additional solicitation and of any adjourned session.


                                  OTHER MATTERS

    The Board of Directors knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that the proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named on the enclosed form of proxy.


                              FINANCIAL STATEMENTS

    The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are distributed herewith in the Annual Report of UBS for the year ended December 31, 1998.



                             YOUR VOTE IS IMPORTANT

                        NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY FORM, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE, IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID ADDITIONAL EXPENSE TO UBS OR FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY FORM PROMPTLY.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


                             UNITED BANCSHARES, INC.
                                      PROXY
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 11, 1999

                                   ----------

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                                   ----------

                           VOTE THIS PROXY FORM TODAY!
                     YOUR PROMPT RESPONSE WILL SAVE THE BANK
                       THE EXPENSE OF ADDITIONAL MEETINGS

     The undersigned hereby constitutes and appoints James F. Bodine and L. Armstead Edwards, or either of them, proxy of the undersigned with full power of substitution to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at the Federal Reserve Bank of Philadelphia, 10 Independence Mall, Philadelphia, PA 19106 on June 11, 1999 at 10:00 A.M., prevailing time, and any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

    PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.

    IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

     AS TO ANY OTHER MATTERS, SAID ATTORNEYS SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1. PROPOSAL FOR RE-ELECTION OF CLASS D DIRECTORS. To elect the three nominees listed below:

     S. AMOS BRACKEEN          [  ] FOR       [  ] AGAINST       [  ] ABSTAIN
     EMMA C. CHAPPELL          [  ] FOR       [  ] AGAINST       [  ] ABSTAIN
     WILLIAM B. MOORE          [  ] FOR       [  ] AGAINST       [  ] ABSTAIN

2. PROPOSAL FOR RATIFICATION OF INDEPENDENT AUDITORS. To ratify the selection of Grant Thornton LLP as independent auditors for 1998.

                               [  ]  FOR      [   ] AGAINST      [  ] ABSTAIN

3. PROPOSAL FOR RATIFICATION OF CLASS B COMMON STOCK. To ratify the establishment of a class of non-voting common stock.

                               [  ]  FOR      [   ] AGAINST      [  ] ABSTAIN

                         (PLEASE SIGN ON THE OTHER SIDE)

     4.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-3.

     THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER EXACTLY AS HIS OR HER NAME APPEARS ON HIS OR HER STOCK CERTIFICATE AND RETURNED PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A
      FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

                                       Dated:__________________________, 1999


                                       _______________________________________
                                       Signature(s) (Title(s), if applicable)


                                       _______________________________________
                                       Please print name


                                ADMISSION TICKET

                   IN THE EVENT THAT YOU WILL BE ATTENDING THE
                      ANNUAL MEETING OF SHAREHOLDERS, THIS
             FORM WILL SERVE AS YOUR ADMISSION TICKET TO THE MEETING

      NO PERSON WILL BE ADMITTED TO THE MEETING WITHOUT AN ADMISSION TICKET